Income Taxes - Reconciliation of Unrecognized Tax Benefits (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Mar. 29, 2014	Mar. 30, 2013
Income Tax Disclosure [Abstract]
Unrecognized tax benefits at the beginning of the year	$ 0	$ 0
Gross increase - tax position in current period	183	299
Applied against certain element of deferred tax assets	(183)	(299)
Unrecognized tax benefits at the end of the year	$ 0	$ 0